Exhibit 99.1

Capital One Financial Corporation

Historical segment data

For the quarters ended September 30, 2008, December 31, 2008, March 31, 2009 and June 30, 2009

Segments

During the third quarter of 2009, the Company realigned its business segment reporting structure to better reflect the manner in which the performance of the Company’s operations are evaluated. The Company now reports the results of its business through three operating segments: Credit Card, Commercial Banking, and Consumer Banking. The Company’s new business segment reporting structure:

•	Provides relevant operating metrics for each segment;

•	Maintains visibility of the performance of our credit card businesses;

•	Maintains transparency of significant credit results across the Company’s lending businesses;

•	Enhances visibility of the performance of our commercial banking business and our consumer banking business which includes our mortgage portfolio;

•	Provides investors with greater comparability to peer bank reporting; and

•	Integrates the acquired assets, liabilities, and income statement items from Chevy Chase Bank, F.S.B., into the business segments (had previously been held in “Other” category).

Segment and certain sub-segment results have been recasted for all periods presented. The three segments consist of the following:

•

Credit Card includes the Company’s domestic consumer and small business card lending, domestic national small business lending, national closed end installment lending and the international card lending businesses in Canada and the United Kingdom.

•

Commercial Banking includes the Company’s lending, deposit gathering and treasury management services to commercial real estate and middle market customers. The Commercial segment also includes the financial results of a national portfolio of small ticket commercial real estate loans that are in run-off mode.

•

Consumer Banking includes the Company’s branch based lending and deposit gathering activities for small business customers as well as its branch-based consumer deposit gathering and lending activities, national deposit gathering, consumer mortgage lending and servicing activities and national automobile lending.

The Company’s three segments are considered reportable segments based on quantitative thresholds applied to the managed loan portfolio for reportable segments and are disclosed separately. The segment reorganization includes the allocation of Chevy Chase Bank to the appropriate segments. Chevy Chase Bank’s operations are included in the Commercial Banking and Consumer Banking segments for the second quarter 2009. Chevy Chase Bank’s operations for the first quarter of 2009 remain in the Other category. Chevy Chase Bank’s operations are impacted by the Company’s analysis of the fair values and purchase price allocation of Chevy Chase Bank’s assets and liabilities. As of June 30, 2009, the Company had not finalized the analysis. Changes to the purchase price allocation could result in the Company recasting results of Chevy Chase Bank’s operations. The Other category includes the Company’s liquidity portfolio and various non-lending activities. The Other category also includes the results of GreenPoint’s consumer mortgage held for investment portfolio, the GreenPoint home equity line of credit portfolio, the net impact of transfer pricing, certain unallocated expenses, gains/losses related to the securitization of assets, and restructuring charges related to the Company’s cost initiative announced in the second quarter of 2007.

The Company maintains its books and records on a legal entity basis for the preparation of financial statements in conformity with GAAP. The following tables presents information prepared from the Company’s internal management information system, which is maintained on a line of business level through allocations from the consolidated financial results.

The following tables present certain information regarding our continuing operations by segment:

Credit Card

(Dollars in thousands)	Q2 2009	Q1 2009	Q4 2008	Q3 2008
Earnings (Managed Basis) (1)
Net interest income	$1,797,303	$1,691,688	$1,816,484	$1,862,034
Non-interest income	897,440	985,481	1,138,220	1,181,015

Total revenue	2,694,743	2,677,169	2,954,704	3,043,049
Provision for loan and lease losses	1,520,292	1,682,786	2,164,529	1,434,435
Non-interest expense	909,572	988,652	1,075,446	1,059,641

Income (loss) before taxes	264,879	5,731	(285,271)	548,973
Income taxes (benefit)	92,251	2,402	(98,053)	192,461

Net income (loss)	$172,628	$3,329	$(187,218)	$356,512
Selected Metrics (Managed Basis) (1)
Period end loans held for investment	$73,398,569	$75,085,127	$79,665,223	$79,616,456
Average loans held for investment	$74,190,428	$77,570,383	$79,084,262	$79,285,212
Loans held for investment yield	12.31%	11.51%	12.56%	13.20%
Revenue margin for domestic cards	14.46%	13.81%	15.09%	15.42%
Revenue margin for international cards	15.06%	13.77%	13.87%	14.91%
Net charge off rate	9.24%	8.27%	6.93%	6.10%
30+day delinquency rate	4.99%	5.20%	4.86%	4.34%
Purchase volume (3)	$25,746,799	$23,473,560	$27,564,750	$29,394,045

Domestic Card sub-segment

(Dollars in thousands)	Q2 2009	Q1 2009	Q4 2008	Q3 2008
Earnings (Managed Basis) (1)
Net interest income	$1,586,686	$1,504,695	$1,608,705	$1,616,038
Non-interest income	794,440	883,891	1,018,689	1,027,918

Total revenue	2,381,126	2,388,586	2,627,394	2,643,956
Provision for loan and lease losses	1,336,736	1,521,997	2,000,928	1,240,580
Non-interest expense	787,624	865,460	897,687	873,866

Income (loss) before taxes	256,766	1,129	(271,221)	529,510
Income taxes (benefit)	89,868	396	(94,928)	185,328

Net income (loss)	$166,898	$733	$(176,293)	$344,182

International Card sub-segment

(Dollars in thousands)	Q2 2009	Q1 2009	Q4 2008	Q3 2008
Earnings (Managed Basis) (1)
Net interest income	$210,617	$186,993	$207,779	$245,996
Non-interest income	103,000	101,590	119,531	153,097

Total revenue	313,617	288,583	327,310	399,093
Provision for loan and lease losses	183,556	160,789	163,601	193,855
Non-interest expense	121,948	123,192	177,759	185,775

Income (loss) before taxes	8,113	4,602	(14,050)	19,463
Income taxes (benefit)	2,383	2,006	(3,125)	7,133

Net income (loss)	$5,730	$2,596	$(10,925)	$12,330

Commercial Banking

(Dollars in thousands)	Q2 2009	Q1 2009	Q4 2008	Q3 2008
Earnings (Managed Basis) (1)
Net interest income	$274,927	$245,459	$248,913	$238,641
Non-interest income	49,043	41,214	42,803	35,608

Total revenue	323,970	286,673	291,716	274,249
Provision for loan and lease losses	122,497	117,304	133,154	41,706
Non-interest expense	155,591	141,805	121,420	121,558

Income before taxes	45,882	27,564	37,142	110,985
Income taxes	16,059	9,647	13,000	38,845

Net income	$29,823	$17,917	$24,142	$72,140
Selected Metrics (Managed Basis) (1)
Period end loans held for investment	$30,317,187	$29,431,097	$29,541,314	$29,095,313
Average loans held for investment	$30,496,917	$29,545,277	$29,416,025	$28,607,969
Loans held for investment yield	4.97%	4.92%	5.72%	5.82%
Period end deposits	$16,897,441	$15,691,679	$16,483,361	$16,764,330
Average deposits	$17,020,998	$16,045,943	$15,103,199	$17,152,610
Deposit interest expense rate	0.77%	0.92%	1.42%	1.75%
Core deposit intangible amortization	$9,975	$9,092	$9,353	$9,614
Net charge off rate(5)	0.89%	0.56%	0.82%	0.16%
Non-performing loans as a percentage of loans held for investment	2.32%	1.85%	1.31%	1.00%

Consumer Banking

(Dollars in thousands)	Q2 2009	Q1 2009	Q4 2008	Q3 2008
Earnings (Managed Basis) (1)
Net interest income	$839,304	$723,654	$759,716	$754,439
Non-interest income	225,627	163,257	159,831	194,741

Total revenue	1,064,931	886,911	919,547	949,180
Provision for loan and lease losses	202,055	268,233	518,572	283,424
Goodwill impairment (4)	—	—	810,876	—
Non-interest expense	724,760	579,724	629,257	614,740

Income (loss) before taxes	138,116	38,954	(1,039,158)	51,016
Income taxes (benefit)	48,340	13,634	(86,457)	17,856

Net income (loss)	$89,776	$25,320	$(952,701)	$33,160
Selected Metrics (Managed Basis) (1)
Period end loans held for investment	$42,183,575	$35,942,632	$37,196,562	$38,077,606
Average loans held for investment	$43,043,640	$36,543,097	$37,534,915	$38,824,045
Loans held for investment yield	8.52%	9.09%	9.22%	9.19%
Auto loans originations	$1,341,583	$1,463,402	$1,476,136	$1,444,291
Period end deposits	$73,882,639	$63,422,760	$61,763,503	$57,492,140
Average deposits	$74,320,889	$62,730,379	$60,747,850	$57,034,702
Deposit interest expense rate	1.76%	2.04%	2.45%	2.39%
Core deposit intangible amortization	$47,447	$35,593	$36,615	$37,637
Net charge off rate(5)	2.21%	3.30%	3.75%	3.35%
Non-performing loans as a percentage of loans held for investment	1.07%	0.98%	0.93%	0.81%
30+ day delinquency rate(5)	4.69%	5.01%	6.31%	5.81%
Period end loans serviced for others	$31,491,554	$22,270,797	$22,926,037	$25,384,945

Other

(Dollars in thousands)	Q2 2009	Q1 2009 (7)	Q4 2008	Q3 2008
Earnings (Managed Basis) (1)
Net interest income	$47,659	$82,952	$(57,233)	$34,216
Non-interest income	16,905	(203,800)	(157,674)	(85,805)

Total revenue	64,564	(120,848)	(214,907)	(51,589)
Provision for loan and lease losses	59,129	63,634	63,043	45,705
Restructuring expenses	43,374	17,627	52,839	15,306
Non-interest expense	88,459	17,284	68,105	(1,039)

Income (loss) before taxes	(126,398)	(219,393)	(398,894)	(111,561)
Income taxes (benefit)	(64,372)	(85,906)	(118,346)	(35,538)

Net income (loss)	$(62,026)	$(133,487)	$(280,548)	$(76,023)
Selected Metrics (Managed Basis) (1)
Period end loans held for investment	$351,393	$9,876,138	$533,655	$556,371
Average loans held for investment	$878,147	$3,832,180	$550,950	$530,172
Period end deposits	$25,944,110	$42,004,459	$30,373,925	$24,656,504
Average deposits	$28,268,755	$33,361,282	$28,242,075	$21,140,718

Total

(Dollars in thousands)	Q2 2009	Q1 2009	Q4 2008	Q3 2008
Earnings (Managed Basis) (1)
Net interest income	$2,959,193	$2,743,753	$2,767,880	$2,889,330
Non-interest income	1,189,015	986,152	1,183,180	1,325,559

Total revenue	4,148,208	3,729,905	3,951,060	4,214,889
Provision for loan and lease losses	1,903,973	2,131,957	2,879,298	1,805,270
Restructuring expenses	43,374	17,627	52,839	15,306
Goodwill impairment (4)	—	—	810,876	—
Non-interest expense	1,878,382	1,727,465	1,894,228	1,794,900

Income (loss) before taxes	322,479	(147,144)	(1,686,181)	599,413
Income taxes (benefit)	92,278	(60,223)	(289,856)	213,624

Net income (loss)	$230,201	$(86,921)	$(1,396,325)	$385,789
Selected Metrics (Managed Basis) (1)
Period end loans held for investment	$146,250,724	$150,334,994	$146,936,754	$147,345,746
Average loans held for investment	$148,609,132	$147,490,937	$146,586,152	$147,247,398
Period end deposits	$116,724,190	$121,118,898	$108,620,789	$98,912,974
Average deposits	$119,610,642	$112,137,604	$104,093,124	$95,328,030

Loan Disclosures

Period end loans held for investment (managed basis) (1)

(In Millions)	Q2 2009	Q1 2009 (7)	Q4 2008	Q3 2008
Domestic credit card	$64,760,128	$67,015,166	$70,944,581	$69,361,743
International credit card	8,638,441	8,069,961	8,720,642	10,254,713

Total Credit Card	$73,398,569	$75,085,127	$79,665,223	$79,616,456

Commercial and multi-family real estate	$14,153,752	$13,522,154	$13,303,081	$12,997,111
Middle market	10,190,701	9,850,735	10,081,823	9,768,420
Specialty lending	3,469,699	3,489,813	3,547,287	3,634,212

Total Commercial Lending	27,814,152	26,862,702	26,932,191	26,399,743
Small ticket commercial real estate	2,503,035	2,568,395	2,609,123	2,695,570

Total Commercial Banking	$30,317,187	$29,431,097	$29,541,314	$29,095,313

Automobiles	$19,916,167	$20,795,291	$21,494,436	$22,318,970
Mortgages	16,674,368	9,648,271	10,098,430	10,355,853
Retail banking	5,593,040	5,499,070	5,603,696	5,402,783

Total Consumer Banking	$42,183,575	$35,942,632	$37,196,562	$38,077,606

Other loans	$351,393	$9,876,138	$533,655	$556,371

Total	$146,250,724	$150,334,994	$146,936,754	$147,345,746

Average loans held for investment (managed basis) (1)

(In Millions)	Q2 2009	Q1 2009 (7)	Q4 2008	Q3 2008
Domestic credit card	$65,862,569	$69,187,704	$69,643,290	$68,581,983
International credit card	8,327,859	8,382,679	9,440,972	10,703,229

Total Credit Card	$74,190,428	$77,570,383	$79,084,262	$79,285,212

Commercial and multi-family real estate	$14,056,005	$13,437,351	$13,082,096	$12,937,927
Middle market	10,426,572	10,003,213	10,093,083	9,303,068
Specialty lending	3,472,258	3,504,544	3,584,963	3,657,406

Total Commercial Lending	27,954,835	26,945,108	26,760,142	25,898,401

Small ticket commercial real estate	2,542,082	2,600,169	2,655,883	2,709,568

Total Commercial Banking	$30,496,917	$29,545,277	$29,416,025	$28,607,969
Automobiles	$20,303,296	$21,123,000	$21,967,154	$22,870,070
Mortgages	17,013,312	9,897,086	10,201,024	10,562,385
Retail banking	5,727,032	5,523,011	5,366,737	5,391,590

Total Consumer Banking	$43,043,640	$36,543,097	$37,534,915	$38,824,045

Other loans	$878,147	$3,832,180	$550,950	$530,172

Total	$148,609,132	$147,490,937	$146,586,152	$147,247,398

Net charge-offs (managed basis) (1)

	Q2 2009	Q1 2009(7)	Q4 2008	Q3 2008
Domestic credit card	9.23%	8.39%	7.08%	6.13%
International credit card	9.32%	7.30%	5.84%	5.90%

Total Credit Card	9.24%	8.27%	6.93%	6.10%

Commercial and multi-family real estate(5)	0.92%	0.63%	1.16%	0.14%
Middle market(5)	0.58%	0.07%	0.47%	0.15%
Specialty lending	0.99%	0.86%	0.47%	0.27%

Total Commercial Lending(5)	0.80%	0.45%	0.81%	0.16%
Small ticket commercial real estate	1.86%	1.74%	0.90%	0.10%

Total Commercial Banking(5)	0.89%	0.56%	0.82%	0.16%

Automobiles	3.65%	4.88%	5.67%	4.99%
Mortgages(5)	0.42%	0.45%	0.46%	0.43%
Retail banking(5)	2.41%	2.37%	2.15%	2.08%

Total Consumer Banking(5)	2.21%	3.30%	3.75%	3.35%

Other loans	37.00%	4.24%	21.65%	18.98%

Total	5.62%	5.40%	4.98%	4.30%

30+ day delinquency rate (managed basis) (1)

	Q2 2009	Q1 2009	Q4 2008	Q3 2008
Domestic credit card	4.77%	5.08%	4.78%	4.20%
International credit card	6.69%	6.25%	5.51%	5.24%

Total Credit Card	4.99%	5.20%	4.86%	4.34%

Automobiles(8)	8.89%	7.48%	9.90%	9.31%
Mortgages(5)	0.97%	1.91%	1.57%	0.82%
Retail banking(5)	0.88%	1.16%	1.06%	0.89%

Total Consumer Banking(5)	4.69%	5.01%	6.31%	5.81%

Non performing asset rates (managed basis) (1,2,6)

	Q2 2009	Q1 2009	Q4 2008	Q3 2008
Commercial and multi-family real estate	2.16%	2.00%	1.21%	1.07%
Middle market	1.16%	0.57%	0.43%	0.26%
Specialty lending	1.96%	1.16%	1.05%	0.38%

Total Commercial Lending	1.77%	1.37%	0.89%	0.67%
Small ticket commercial real estate	10.08%	8.00%	6.67%	4.49%

Total Commercial Banking	2.46%	1.95%	1.41%	1.03%

Automobiles(8)	0.78%	0.69%	1.06%	0.99%
Mortgages	1.50%	1.89%	1.28%	1.16%
Retail banking	1.80%	1.68%	1.51%	0.97%

Total Consumer Banking	1.20%	1.16%	1.19%	1.03%

Notes

(1)	The information in this report reflects the adjustment to add back the effect of securitization transactions qualifying as sales under generally accepted accounting principles.
(2)	Non performing assets is comprised of non performing loans and foreclosed assets. The non performing asset rate equals non performing assets divided by the sum of loans held for investment and foreclosed assets.

(3)	Includes all purchase transactions net of returns and excludes cash advance transactions.
(4)	In the fourth quarter of 2008 the Company recorded impairment of goodwill in its automobile business of $810.9 million.
(5)	Net charge-off rates and delinquency rates (30+ days) include the Chevy Chase Bank, FSB acquired loan portfolio. Excluding the Chevy Chase Bank acquired average loan portfolio of $8,931.9 million, the net charge-off rates in the second quarter 2009 would have been: Mortgage 0.77%; Retail Banking 2.56%; Middle Market 0.61%; Commercial and Multi-Family Real Estate 0.95%. The total Consumer and Commercial Banking segment net charge-off rates would have been 2.72% and 0.92%, respectively. Excluding the Chevy Chase Bank acquired period end loan portfolio of $8,552.9 million, the delinquency rates in the second quarter 2009 would have been: Mortgage 1.74%; Retail Banking 0.92%. The total Consumer Banking segment delinquency rate would have been 5.74%. These are the only segment and product classifications materially impacted by the acquired loan portfolio. For these loan and lease categories the dollar amounts of the net charge-offs and delinquency rates (30+ days) were unchanged.
(6)	The Company’s policy is not to classify credit card loans as nonperforming loans. Credit card loans continue to accrue finance charges and fees until charged off. The amounts are net of finance charges and fees considered uncollectible and are suppressed and are not recognized in income.
(7)	The impact and balances from the Chevy Chase Bank acquisition are included in the Other category for the first quarter of 2009.
(8)	Includes non accrual consumer auto loans 90+ days past due.